Exhibit 99.2
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                                  Exhibit 99.2


[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                         Florida (Aggregate)
                                          ARM $59,481,336
                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loans                                                        266
Total Outstanding Balance                                            $59,481,336
Average Loan Balance                                                    $223,614         $59,357 to $800,000
WA Mortgage Rate                                                          7.182%          4.375% to 11.625%
Net WAC                                                                   5.979%          2.876% to 10.126%
ARM Characteristics
      WA Gross Margin                                                     6.960%          4.000% to 10.700%
      WA Months to First Roll                                                 29               1 to 36
      WA First Periodic Cap                                               1.808%          1.000% to 3.000%
      WA Subsequent Periodic Cap                                          1.401%          1.000% to 3.000%
      WA Lifetime Cap                                                    13.968%         11.375% to 18.625%
      WA Lifetime Floor                                                   7.167%          4.375% to 11.625%
WA Original Term (months)                                                    360             360 to 360
WA Remaining Term (months)                                                   358             284 to 360
WA LTV                                                                    89.43%          52.04% to 100.00%
  Percentage of Pool with CLTV > 100%                                      0.00%
  WA Effective LTV (Post MI)                                              70.34%
  Second Liens w/100% CLTV                                                 0.00%
WA FICO                                                                      676

Secured by (% of pool)           1st Liens                               100.00%
                                 2nd Liens                                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)                          91.56%




------------------------------------------------------------------------------------------------------------------------
Top 5 States:       Top 5 Prop:         Doc Types:      Purpose Codes      Occ Codes         Grades        Orig PP Term
-------------       -----------         ----------      -------------      ---------         ------        ------------
FL      100.00     SFR      54.08%   FULL      50.16%   PUR    69.76%     OO    93.52%     A   100.00      0       8.44%
                   PUD      28.35%   STATED    49.84%   RCO    28.80%     2H     3.80%                     12      7.30%
                   CND      14.09%                      RNC     1.45%     INV    2.68%                     24     45.31%
                   CNDP      1.84%                                                                         36     38.95%
                   2 FAM     1.64%



------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION                      BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $384,131       2   0.65      $192,065  7.819   359.00    713    100.0
2/28 LIB6M                      $8,671,649      44  14.58      $197,083  7.656   357.13    674     95.1
2/28 LIB6M - IO - 24           $16,920,297      71  28.45      $238,314  7.121   358.69    676     90.3
2/28 LIB6M - IO - 60            $1,058,694       5   1.78      $211,739  7.075   358.00    682     90.9
3/27 LIB6M                      $8,009,901      42  13.47      $190,712  7.615   358.64    680     93.1
3/27 LIB6M - IO - 36           $21,327,163      89  35.86      $239,631  6.927   358.69    676     85.8
3/27 LIB6M - IO - 60            $3,109,500      13   5.23      $239,192  6.784   357.95    677     81.8
-----------------------------------------------------------------------------------------------------------------------------------
                               $59,481,336     266 100.00      $223,614  7.182   358.41    676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION                      BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $59,481,336     266 100.00      $223,614  7.182   358.41    676     89.4
-----------------------------------------------------------------------------------------------------------------------------------
                               $59,481,336     266 100.00      $223,614  7.182   358.41    676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION                      BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00           $330,018       5   0.55       $66,004  7.740   358.79    684     94.1
$75,000.01 - $100,000.00          $722,121       8   1.21       $90,265  7.749   349.06    674     86.8
$100,000.01 - $150,000.00       $8,209,768      64  13.80      $128,278  7.068   357.79    682     88.8
$150,000.01 - $200,000.00      $10,293,482      58  17.31      $177,474  7.265   358.69    683     89.4
$200,000.01 - $250,000.00      $12,971,561      58  21.81      $223,648  7.156   358.64    671     89.2
$250,000.01 - $300,000.00       $8,711,461      31  14.65      $281,015  7.003   358.71    672     89.7
$300,000.01 - $350,000.00       $3,884,763      12   6.53      $323,730  6.890   358.52    682     92.2
$350,000.01 - $400,000.00       $3,702,503      10   6.22      $370,250  7.125   358.50    675     87.1
$400,000.01 - $450,000.00       $1,724,408       4   2.90      $431,102  7.451   358.50    681     93.8
$450,000.01 - $500,000.00       $2,925,246       6   4.92      $487,541  7.155   358.49    688     86.5
$500,000.01 - $550,000.00       $1,580,609       3   2.66      $526,870  8.426   358.66    663     91.6
$550,000.01 - $600,000.00       $1,741,645       3   2.93      $580,548  7.292   358.32    662     87.0
$600,000.01 - $650,000.00       $1,883,750       3   3.17      $627,917  7.663   359.00    670     94.3
$750,000.01 - $800,000.00         $800,000       1   1.34      $800,000  6.300   359.00    669     84.2
-----------------------------------------------------------------------------------------------------------------------------------
                               $59,481,336     266 100.00      $223,614  7.182   358.41    676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Florida                $59,481,336     266 100.00      $223,614  7.182   358.41    676     89.4



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00             $115,000       1   0.19      $115,000  5.625    359.00   681     52.0
55.01 - 60.00             $467,000       3   0.79      $155,667  6.203    358.31   654     59.1
60.01 - 65.00             $305,500       2   0.51      $152,750  6.355    359.00   690     62.2
65.01 - 70.00             $415,500       2   0.70      $207,750  5.997    358.72   731     69.9
70.01 - 75.00           $1,080,070       6   1.82      $180,012  6.534    358.47   659     73.5
75.01 - 80.00          $15,369,183      65  25.84      $236,449  6.886    358.57   679     79.7
80.01 - 85.00           $5,556,932      20   9.34      $277,847  6.901    357.30   663     84.2
85.01 - 90.00          $12,216,393      62  20.54      $197,039  7.313    357.99   672     89.8
90.01 - 95.00           $5,084,273      21   8.55      $242,108  7.510    358.89   683     94.8
95.01 - 100.00         $18,871,485      84  31.73      $224,661  7.443    358.72   679    100.0
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500             $128,500       1   0.22      $128,500  4.375    360.00   683     99.6
5.001 - 5.500           $1,156,650       5   1.94      $231,330  5.394    358.33   653     79.9
5.501 - 6.000           $3,836,425      19   6.45      $201,917  5.851    358.57   694     81.1
6.001 - 6.500           $9,487,714      37  15.95      $256,425  6.356    358.48   677     86.5
6.501 - 7.000          $15,854,363      69  26.65      $229,773  6.783    358.77   681     89.4
7.001 - 7.500          $10,301,491      47  17.32      $219,181  7.262    358.53   674     92.4
7.501 - 8.000          $10,290,741      50  17.30      $205,815  7.791    358.65   674     91.1
8.001 - 8.500           $4,479,145      20   7.53      $223,957  8.249    358.74   671     88.9
8.501 - 9.000           $2,092,760      10   3.52      $209,276  8.830    358.72   673     94.5
9.001 - 9.500             $155,000       1   0.26      $155,000  9.310    359.00   658    100.0
9.501 - 10.000            $528,707       3   0.89      $176,236  9.813    345.52   657     95.3
10.501 - 11.000           $493,374       2   0.83      $246,687 10.682    344.18   668     97.6
11.001 - 11.500           $174,600       1   0.29      $174,600 11.250    360.00   651     90.0
11.501 - 12.000           $501,866       1   0.84      $501,866 11.625    359.00   647    100.0
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                    $32,169,884     145  54.08      $221,861  7.160    358.21   681     89.5
PUD                    $16,862,398      65  28.35      $259,422  7.043    358.56   667     89.2
CND                     $8,380,843      46  14.09      $182,192  7.533    358.75   679     89.7
CNDP                    $1,094,411       6   1.84      $182,402  7.558    358.89   684     91.0
2 FAM                     $973,800       4   1.64      $243,450  6.894    358.70   667     86.7
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                    $41,491,725     181  69.76      $229,236  7.264    358.55   681     91.6
RCO                    $17,128,923      81  28.80      $211,468  7.004    358.05   668     84.5
RNC                       $860,689       4   1.45      $215,172  6.784    358.68   650     83.6
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                     $55,624,527     244  93.52      $227,969  7.129    358.40   676     89.3
2H                      $2,260,307       9   3.80      $251,145  8.412    358.28   678     92.1
INV                     $1,596,502      13   2.68      $122,808  7.301    358.93   694     89.2
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                  $92,107       1   0.15       $92,107  9.750    284.00   682     85.0
301 - 360              $59,389,229     265  99.85      $224,110  7.178    358.52   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                   $29,833,960     146  50.16      $204,342  6.823    358.40   676     91.1
STATED INCOME          $29,647,376     120  49.84      $247,061  7.544    358.41   676     87.7



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
781 - 800                 $467,900       3   0.79      $155,967  6.577    358.83   785     85.4
761 - 780                 $895,618       5   1.51      $179,124  6.574    358.85   770     87.2
741 - 760               $1,688,600       7   2.84      $241,229  6.790    358.76   749     88.8
721 - 740               $3,381,609      15   5.69      $225,441  7.190    358.32   728     87.3
701 - 720               $5,848,057      25   9.83      $233,922  7.072    358.80   709     92.0
681 - 700               $7,892,152      40  13.27      $197,304  7.002    357.91   690     91.0
661 - 680              $15,786,500      68  26.54      $232,154  7.120    358.69   670     90.4
641 - 660              $21,994,201      97  36.98      $226,744  7.405    358.24   650     88.2
621 - 640               $1,526,700       6   2.57      $254,450  6.928    358.40   640     86.7
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                      $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                       $5,021,547      22   8.44      $228,252  7.892    358.58   680     86.3
12                      $4,342,164      14   7.30      $310,155  7.854    358.75   664     88.3
24                     $26,951,670     124  45.31      $217,352  7.143    358.19   676     91.5
36                     $23,165,955     106  38.95      $218,547  6.948    358.56   678     87.9
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Months to Roll                    (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                WA       CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION     MTR      BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6            4        $595,864       4   1.00      $148,966  8.681    335.76   694     95.7
19 - 24         23     $26,438,908     118  44.45      $224,059  7.270    358.67   675     92.0



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                  (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                WA       CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION     MTR      BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
32 - 37          35    $32,446,564     144  54.55      $225,323  7.083    358.61   677     87.3
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                      (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000             $137,600       1   0.23      $137,600  5.990    357.00   735     80.0
4.001 - 5.000             $547,000       3   0.92      $182,333  5.507    357.42   667     74.1
5.001 - 6.000           $8,760,803      38  14.73      $230,547  6.450    358.50   684     80.1
6.001 - 7.000          $24,556,944     105  41.29      $233,876  6.793    358.08   678     89.4
7.001 - 8.000          $19,896,211      95  33.45      $209,434  7.535    358.74   673     93.0
8.001 - 9.000           $4,617,429      20   7.76      $230,871  8.747    358.68   669     91.9
9.001 - 10.000            $591,600       3   0.99      $197,200  9.691    358.63   653     98.2
10.001 - 11.000           $373,749       1   0.63      $373,749 10.700    358.00   676    100.0
-----------------------------------------------------------------------------------------------------------------------------------
6.960                  $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                  (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500           $666,900       3   1.12      $222,300  5.216    358.03   658     83.8
11.501 - 12.000         $1,651,410       8   2.78      $206,426  6.244    358.24   692     79.3
12.001 - 12.500         $2,992,112      15   5.03      $199,474  6.184    358.62   678     83.7
12.501 - 13.000         $4,305,172      22   7.24      $195,690  6.232    358.39   694     83.8
13.001 - 13.500         $9,634,307      37  16.20      $260,387  6.599    358.42   675     86.9
13.501 - 14.000        $15,671,245      68  26.35      $230,459  6.887    358.80   677     90.2
14.001 - 14.500         $9,020,919      41  15.17      $220,022  7.386    358.53   671     93.3
14.501 - 15.000         $8,502,012      41  14.29      $207,366  7.799    358.77   676     91.1
15.001 - 15.500         $3,090,953      13   5.20      $237,766  8.238    359.02   678     89.6
15.501 - 16.000         $2,401,467      12   4.04      $200,122  8.944    355.88   671     94.1
16.001 - 16.500           $155,000       1   0.26      $155,000  9.310    359.00   658    100.0
16.501 - 17.000           $220,000       1   0.37      $220,000  9.950    358.00   651    100.0
17.501 - 18.000           $493,374       2   0.83      $246,687 10.682    344.18   668     97.6
18.001 - 18.500           $174,600       1   0.29      $174,600 11.250    360.00   651     90.0
18.501 - 19.000           $501,866       1   0.84      $501,866 11.625    359.00   647    100.0
-----------------------------------------------------------------------------------------------------------------------------------
13.968                 $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                  (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                     $384,131       2   0.65      $192,065  7.819    359.00   713    100.0
1.500                  $46,371,793     202  77.96      $229,563  7.212    358.47   676     90.2
2.000                     $586,600       3   0.99      $195,533  7.035    357.77   683     92.2
3.000                  $12,138,812      59  20.41      $205,743  7.057    358.19   678     85.9
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                  $12,465,370      60  20.96      $207,756  7.071    358.25   678     86.2
1.500                  $46,704,492     204  78.52      $228,944  7.209    358.45   676     90.3
2.000                     $109,874       1   0.18      $109,874  8.800    358.00   720    100.0
3.000                     $201,600       1   0.34      $201,600  6.990    357.00   747     90.0
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $128,500       1   0.22      $128,500  4.375    360.00   683     99.6
5.001 - 6.000           $5,285,385      26   8.89      $203,284  5.877    358.48   682     81.3
6.001 - 7.000          $25,498,701     107  42.87      $238,306  6.626    358.66   679     88.3
7.001 - 8.000          $20,291,608      95  34.11      $213,596  7.526    358.59   674     91.8
8.001 - 9.000           $6,515,702      30  10.95      $217,190  8.457    357.69   673     90.6
9.001 - 10.000            $591,600       3   0.99      $197,200  9.691    358.63   653     98.2
> 10.000                $1,169,840       4   1.97      $292,460 11.171    352.90   657     97.5
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date                 (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                     $119,626       1   0.20      $119,626 10.625    301.00   644     90.0
11/05                      $92,107       1   0.15       $92,107  9.750    284.00   682     85.0
02/06                     $384,131       2   0.65      $192,065  7.819    359.00   713    100.0
05/07                     $210,994       1   0.35      $210,994  6.850    356.00   701     83.0
06/07                   $1,430,169       6   2.40      $238,361  7.262    357.00   660     89.9
07/07                   $7,330,049      34  12.32      $215,590  7.504    358.00   670     93.7
08/07                  $15,381,866      66  25.86      $233,059  7.164    359.00   677     91.3
09/07                   $2,085,830      11   3.51      $189,621  7.276    360.00   685     92.6



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Florida (Aggregate)
                                                          ARM $59,481,336
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date               (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT      # OF   % OF      AVERAGE   GROSS    REMG.           ORIG
DESCRIPTION              BALANCE      LOANS  TOTAL     BALANCE    WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
05/08                     $207,199       1   0.35      $207,199  6.900    356.00   642     90.0
06/08                   $2,277,184      12   3.83      $189,765  6.841    357.14   683     86.0
07/08                  $10,011,641      42  16.83      $238,372  6.918    358.00   672     86.2
08/08                  $17,840,681      78  29.99      $228,727  7.177    359.00   680     87.0
09/08                   $2,109,860      11   3.55      $191,805  7.355    360.00   671     95.1
-----------------------------------------------------------------------------------------------------------------------------------
                       $59,481,336     266 100.00      $223,614  7.182    358.41   676     89.4
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.